[LOGO OF        Investing
EATON VANCE
APPEARS HERE]   for the                                     [PHOTO OF GLOBE
                                                            APPEARS HERE]
                21st

                Century


     Annual Report August 31, 1998



                                  EATON VANCE
[PHOTO OF CELLULAR DISH
ANTENNAE APPEARS HERE]            INFORMATION

                                   AGE FUND



                     Global Management-Global Distribution


[PHOTO OF BABY AT
COMPUTER APPEARS HERE]

Eaton Vance Information Age Fund as of August 31, 1998

LETTER TO SHAREHOLDERS


[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes,
President


Eaton Vance Information Age Fund Class A shares had a total return of 2.3% for the year ended August 31, 1998. That return was the result of a decline in net asset value per share (NAV) to $11.71 on August 31, 1998 from $11.97 on August 31, 1997, and the reinvestment of $0.535 in capital gains distributions./1/

Class B shares had a total return of 2.1% for the year, the result of a decline in NAV to $12.03 from $12.31, and the reinvestment of $0.535 in capital gains distributions./1/

Class C shares had a total return of 2.0% for the year, the result of a decline in NAV to $11.72 from $12.02, and the reinvestment of $0.535 in capital gains distributions./1/

By comparison, the Morgan Stanley Capital International (MSCI) World Index - a broadly-based index composed of global common stocks - had a return of 0.0%. The average return of Global Equity Funds was -3.0%, according to Lipper Analytical Services, a nationally recognized monitor of mutual fund performance./2/ This Index replaces the Fund's former benchmarks, the S&P 500 Index and the MSCI Europe, Australasia, and Far East Index, because we believe that it provides a more representative barometer of global market performance.

Information age stocks participate in global stock market volatility ...

The world's stock markets have encountered extraordinary volatility in recent months, as weakness in Asian economies, currency instability, and political uncertainties have combined to create a difficult climate for global investors. The stocks of information companies did not escape the market decline, although many fast-growth companies have reached very attractive valuations, once again presenting unusually good opportunities for investors.

Europe's telecom industry follows the U.S. on the road to deregulation...

While the markets have been unsteady, change continues within the information industries. Legislation went into effect within the European Community in January, 1998, ending Europe's telecom monopolies, but ensuring a more competitive global marketplace. On a similar note, the World Trade Organization reached an agreement in 1997 aimed at opening all telecom markets by the year 2000. While telecoms are but one segment of the information age tapestry, these changes are improving people's lifestyles while providing opportunities for investors. In the following pages, portfolio managers Duncan Richardson and Jacob Rees-Mogg review the past year and look to opportunities in the year ahead.

                                                  Sincerely,

                                                  /s/ James B. Hawkes

                                                  James B. Hawkes
                                                  President
                                                  October 9, 1998

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1998

Performance/3/                                Class A     Class B     Class C
-------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------------------------------------
One Year                                        2.3%        2.1%        2.0%
Life of Fund+                                  11.3        11.0        10.0

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                                       -3.6%       -2.8%        1.0%
Life of Fund+                                   9.0         9.9        10.0

+ Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C:11/22/95



Ten Largest Holdings/4/
--------------------------------------------------------------------------------
Pearson PLC                                                             3.3%
Telecom Italia Spa                                                      3.2
British Telecommunications PLC                                          3.2
Securicor PLC                                                           2.0
Energis                                                                 2.0
Sungard Data Systems, Inc.                                              2.0
Equant NV                                                               2.0
Philips Electronics                                                     1.8
GTE Corp.                                                               1.8
Misys PLC                                                               1.8


/1/These returns do not include the 5.75% maximum sales charge for the Fund's
   Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. /2/It is not possible to invest directly in an Index or Lipper average. /3/Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. /4/As of 8/31/98. Ten largest holdings accounted for 23.1% of the Portfolio's net assets. Holdings are subject to change.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Information Age Fund as of August 31, 1998

MANAGEMENT DISCUSSION

[PHOTO OF DUNCAN RICHARDSON APPEARS HERE]

Duncan Richardson,
Co-Portfolio Manager

[PHOTO OF THE HON. JACOB REES-MOGG APPEARS HERE]

Hon. Jacob Rees-Mogg,
Co-Portfolio Manager

An interview with Duncan Richardson and Hon. Jacob Rees-Mogg, co-portfolio managers of Information Age Portfolio.

Q: Duncan, the broad market has seen some rough sledding in recent months. Have the information age industries reflected that pattern?

A: Mr. Richardson: They certainly have. The market peaked in mid-July and by the end of August had given back nearly all of its advance for the year. Even stocks with strong earnings momentum had seen valuations get well ahead of themselves. That was especially true of the technology sector, where earnings estimates have recently been scaled back in response to the economic weakness in Asia. For small- and mid-cap stocks, the correction has been especially severe, with the average stock down 30% since April.

     However, while the decline has been unnerving to some investors, it has clearly created some opportunities, as valuations in information sectors have become much more reasonable for many quality companies. And, while market leadership has been dominated by large-cap stocks for several years running, we are now seeing unusually good values appear in smaller- and mid-cap information stocks.

Q:   How has your strategy shifted in recent months?

A: Mr. Richardson: In the belief that the longer-term effects of the Asian weakness are likely to be felt for quite some time, we have generally emphasized companies whose businesses have relatively little exposure to that part of the world. Moreover, as the markets surged higher in the first half of 1998, we took some profits in companies we viewed as fully-valued. As a result, the Portfolio had a larger-than-usual cash position at fiscal year-end. That should enable the Portfolio to take advantage of improved valuations caused by the recent market correction.

     It's especially worth noting that, while the Portfolio has declined with the market, its broad industry and country diversification have made it significantly less volatile than individual information sectors such as technology or Internet-related stocks.

Q:   Jacob, has volatility characterized the European markets as well?

A: Mr. Rees-Mogg: It has indeed. European markets have declined significantly from the peaks reached earlier in the year. For example, Germany's DAX Index declined nearly 25% from its high, due, in part, to the outright exposure of some companies to Russia and

--------------------------------------------------------------------------------

Five Largest Industry Positions/1/
--------------------------------------------------------------------------------
By total net assets

                           [BAR CHART APPEARS HERE]

                 Communications Services                 14.7%

                 Information Services                    12.8%

                 Publishing                              12.5%

                 Broadcasting & Cable                    10.9%

                 Computer Software                        7.2%

Regional Distribution/1/
--------------------------------------------------------------------------------
By total net assets

[PIE CHART APPEARS HERE]

Japan        2.7%
U.S.        54.8%
U.K.        17.9%
Europe      16.1%
Other        8.5%

/1/Because the Fund is actively managed, industry weightings and regional distributions are subject to change. Five largest industries accounted for 58.1% of the Portfolio's investments. Holdings are subject to change.

Eaton Vance Information Age Fund as of August 31, 1998

MANAGEMENT DISCUSSION CONT'D

[PHOTO APPEARS HERE]
-------------------------------------------------------------------------------
China: Dialing Up Telecom Growth
China, with a population of 1.2 billion - has a phone penetration rate of just 7.5%. The Ministry of Post and Telecommunications has targeted a 10% penetration rate by the year 2000. Cellular subscribers are expected to reach 35 million.

Source: Financial Times
-------------------------------------------------------------------------------

     concerns over the potential fallout. Those companies with exposure to Asia's problems were also hard-pressed. However, the industries in which the Portfolio is concentrated, such as telecommunications and broadcasting, are generally insulated from both the Asian and Russian difficulties. That has helped limit the Fund's volatility.

Q:   How have you allocated the non-U.S. portion of the Portfolio?

A: Mr. Rees-Mogg: At August 31, 17.9% of the Portfolio was invested in the U.K., while 16.1% was invested in continental Europe, 2.7% in Japan, and 8.5% elsewhere in the world. As Duncan has noted, the Portfolio's cash position at August 31 was fairly high, which should permit us to take advantage of the recent corrections in some global markets. I expect that in coming months, we will add to the Portfolio's weightings in Japan and Europe, where the downturn has created compelling values.

Q:   Duncan, what sectors have you emphasized among the Portfolio's U.S. stocks?

A: Mr. Richardson: We've maintained a fairly eclectic mix of stocks, with a continuing emphasis on growth at a reasonable price. We've also focused on companies that are insulated from the Asian economic uncertainties. Broadcasting and media stocks have played a major role. Comcast Corp. and Cox Communications, for example, are among the nation's largest cable television providers. Cox has cable interests both in the U.S. and in Europe. The company has expanded its subscriber base through the acquisition of local cable companies and last year enjoyed 6% pricing growth. Cox is also involved in cable programming and has a growing telecom business.

Q: The technology industry was also a major commitment. Where have you focused your technology investments?

A: Mr. Richardson: As I've indicated in previous reports, technology stocks tend to march to their own beat, based on changes in product cycles and fluctuations in demand. The stocks corrected sharply in October, 1997 amid the first wave of concern over the Asian difficulties. The stocks rebounded in the first half of 1998, but have since undergone another sharp correction.

     We have focused our investments on companies that are less sensitive to Asian demand and that should be able to sustain revenue and earnings growth through this uncertain period.

     Xerox Corp., for example, is a major manufacturer of copiers and business equipment. The company has significantly expanded its product line while implementing highly successful cost controls. Another stock in the Portfolio, Lexmark International Group, Inc., makes printers and printer servers and has produced consistent earnings growth since it was spun off by IBM in 1991.

     Finally, SunGard Data Systems, Inc. produces software as well as disaster recovery services for business systems. The company has seen rising demand for its products, boosted, in part, by increased business spending to address the "Year 2000" problem.

Q: Jacob, technology stocks were no less troublesome abroad. What steps did you take to manage the volatility?

A: Mr. Rees-Mogg: We've followed a dual strategy in managing volatility. First, when companies reach what we believe are excessive valuations, we will take some profits. The old maxim of "selling half and owning the other half for free" has proven a sound, time-tested approach.

Eaton Vance Information Age Fund as of August 31, 1998
================================================================================


     The second approach is to search other global markets for undervalued stocks. This is another way in which the Fund's flexibility plays to our advantage. This approach has uncovered some interesting opportunities in Israel, where valuations for quality technology companies are about one-half those in the U.S. and European markets. Formula Systems Ltd. ADR, for example, is a software manufacturer and typical of fast-growth, Israel-based technology companies. These companies possess excellent talent and products and are achieving good profit growth.

Q: You mentioned that global telecom stocks were prominent among your investments. What has made those stocks attractive?

A: Mr. Rees-Mogg: There have been several factors. In the European market, deregulation took effect on January 1, 1998, in compliance with new European Community regulations. Initially, there were concerns about how the well-established companies such as British Telecommunications and Telecom Italia Spa would perform under the new regime. As it turned out, those fears were unfounded, as the companies' earnings and revenue growth have remained quite strong. In addition, the telecoms continue to forge global alliances that should position them for continued growth in coming years.

     On a separate path, the new EC regulatory environment has resulted in the formation of some new telecom entities. Companies such as U.K.-based Energis have been able to grow very rapidly by selling a specialized array of services to a niche customer base. We are very enthusiastic about their prospects in the new environment.

Q: Duncan, the U.S. telecom industry has seen a lot of merger activity in the past year. How have you approached the group?

A: Mr. Richardson: The U.S. telecom service sector remains very competitive and dynamic as local and long-distance service providers continue their turf wars over access and market share. As a result, we have stepped carefully in that area, with only a few holdings. In May, one of the Portfolio's holdings, SBC Communications, Inc., announced a merger with Ameritech Corp. that will create an enormous service area for the combined company. SBC has realized strong line growth while enjoying increasing demand for higher-margin services. Another communications service holding, General Motors Corp. Class H, provides satellite construction and launch services. Their business is booming as they provide satellites for new telecom competitors.

Q: Jacob, media stocks remain among your largest investments. What do you find compelling about that group?

A: Mr. Rees-Mogg: Broadcast and media stocks have been stalwart performers for the Portfolio. Large companies such as Pearson PLC, News Corp. Ltd., and Granada Group PLC have added market share through acquisitions and are well-positioned to offer excellent advertising outlets to companies in the increasingly integrated European economy. If global economic growth slows somewhat from the pace we've witnessed in recent years, it could have a dampening effect on advertising revenues in the very late stages of the economic cycle. However, these companies have done an excellent job of diversifying their media properties.

     The Portfolio also owns important "content" companies such as Philips Electronics and Sony Corp. With an improving standard of living around the world and increasing leisure time, the demand for entertainment, music and film content continues to rise.

Q: Duncan, Internet-related companies have been much in the news lately. Has the Portfolio participated in Internet stocks?

A: Mr. Richardson: It's true that there has been Internet mania of late, both on the upside and the downside. However, we've been very selective with respect to Internet-related stocks, steering clear of the "mania" stocks in favor of companies whose prospects will be enhanced or costs reduced by Internet exposure. E*Trade Group, Inc., an Internet-based brokerage business, is a good example. The company has been able to attract new customers with new

Eaton Vance Information Age Fund as of August 31, 1998

--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION CONT'D
--------------------------------------------------------------------------------

     features and user-friendly services and has seen the volume of its business rise sharply. Another area in which we have participated is companies that are helping to build the Web, including Computer Associates International, a software developer with a growing exposure to the client/server business, and Oracle Corp., which produces database software for companies using the Internet.

     Meanwhile, we have avoided the pure Internet plays, whose valuations we feel are not supported by underlying fundamentals. Unattractive valuations and increasing competition give those companies a level of risk that we, as fundamental investors, prefer not to assume. There are fairly low barriers to entry in some of these Internet businesses, and as a result, the competitive risks are very high.

Q:   What is your outlook for the coming year for information-based companies?

A: Mr. Richardson: We continue to search for growth at a reasonable price; opportunities in sound companies with real products and promising growth prospects. Historically, this has proven to be a sound investment strategy. In recent months, the Asian difficulties have been the equivalent of a cyclone through many markets. Without question, that has altered the outlook for some companies while creating better valuations for others. We continue to see opportunities emerging, but expect that there will be ongoing volatility in many markets and sectors.

     Because the Portfolio is so well diversified among the information industries, we have been able to somewhat temper this volatility. As Jacob has pointed out, our global reach also gives us the ability to take advantage of improving fundamentals in other markets. In its first three years of operation, the Portfolio was tested by volatility of technology stocks and by the collapse of markets around the world. The structure of the Portfolio, our fundamental approach, and our valuation discipline have allowed us to accomplish what we set out to do: deliver growth while limiting volatility. Jacob and I believe that the Portfolio continues to be well-positioned to pursue information-driven growth opportunities for our fellow shareholders in the year ahead.

Eaton Vance Information Age Fund, Class A vs. S&P 500, Europe, Australasia and Far East Index, and Morgan Stanley Capital Int. World Index

                           [LINE GRAPH APPEARS HERE]

  Date       Fund/NAV    Fund/Off Price   S&P 500         EAFE         MSCIWI
  ----       --------    --------------   -------         ----         ------
 9/30/95     $10,000         $9,424       $10,000      $10,000        $10,000
10/31/95     $10,138         $9,554        $9,970       $9,734         $9,844
11/30/95     $10,236         $9,647       $10,400      $10,007        $10,188
12/31/95     $10,296         $9,703       $10,602      $10,413        $10,488
 1/31/96     $10,335         $9,740       $10,967      $10,458        $10,679
 2/28/96     $10,562         $9,954       $11,063      $10,496        $10,746
 3/31/96     $10,581         $9,972       $11,171      $10,722        $10,927
 4/30/96     $11,143        $10,501       $11,342      $11,036        $11,186
 5/31/96     $11,360        $10,706       $11,623      $10,836        $11,198
 6/30/96     $11,192        $10,548       $11,672      $10,899        $11,256
 7/31/96     $10,502         $9,898       $11,160      $10,583        $10,861
 8/31/96     $10,897        $10,269       $11,393      $10,609        $10,988
 9/30/96     $11,547        $10,882       $12,033      $10,894        $11,420
10/31/96     $11,320        $10,669       $12,369      $10,785        $11,502
11/30/96     $11,842        $11,161       $13,299      $11,217        $12,148
12/31/96     $11,715        $11,041       $13,035      $11,075        $11,956
 1/31/97     $11,923        $11,236       $13,855      $10,690        $12,102
 2/28/97     $11,932        $11,246       $13,959      $10,868        $12,243
 3/31/97     $11,518        $10,855       $13,385      $10,910        $12,003
 4/30/97     $11,617        $10,948       $14,190      $10,970        $12,398
 5/31/97     $12,564        $11,840       $15,044      $11,687        $13,165
 6/30/97     $13,027        $12,277       $15,720      $12,334        $13,824
 7/31/97     $13,648        $12,863       $16,972      $12,536        $14,462
 8/31/97     $13,186        $12,427       $16,022      $11,602        $13,497
 9/30/97     $13,869        $13,071       $16,897      $12,255        $14,233
10/31/97     $13,142        $12,386       $16,338      $11,316        $13,486
11/30/97     $13,484        $12,708       $17,090      $11,203        $13,726
12/31/97     $13,734        $12,943       $17,383      $11,303        $13,896
 1/31/98     $13,895        $13,095       $17,581      $11,823        $14,285
 2/28/98     $15,070        $14,203       $18,843      $12,584        $15,254
 3/31/98     $15,923        $15,006       $19,806      $12,974        $15,900
 4/30/98     $15,969        $15,050       $20,011      $13,080        $16,058
 5/31/98     $15,716        $14,811       $19,659      $13,020        $15,859
 6/30/98     $16,015        $15,093       $20,460      $13,121        $16,238
 7/31/98     $15,865        $14,952       $20,247      $13,257        $16,214
 8/31/98     $13,492        $12,715       $17,320      $11,617        $14,054




Eaton Vance Information Age Fund, Class B vs.
S&P 500, Europe, Australasia and Far East Index, and Morgan Stanley Capital Int. World Index

  Date      Fund/NAV    Fund/CDSC      S&P 500            EAFE         MSCIWI
  ----      --------    ---------      -------            ----         ------
 9/30/95    $10,000            -       $10,000         $10,000        $10,000
10/31/95    $10,128            -        $9,970          $9,734         $9,844
11/30/95    $10,226            -       $10,400         $10,007        $10,188
12/31/95    $10,285            -       $10,602         $10,413        $10,488
 1/31/96    $10,315            -       $10,967         $10,458        $10,679
 2/28/96    $10,541            -       $11,063         $10,496        $10,746
 3/31/96    $10,571            -       $11,171         $10,722        $10,927
 4/30/96    $11,112            -       $11,342         $11,036        $11,186
 5/31/96    $11,329            -       $11,623         $10,836        $11,198
 6/30/96    $11,161            -       $11,672         $10,899        $11,256
 7/31/96    $10,482            -       $11,160         $10,583        $10,861
 8/31/96    $10,866            -       $11,393         $10,609        $10,988
 9/30/96    $11,516            -       $12,033         $10,894        $11,420
10/31/96    $11,289            -       $12,369         $10,785        $11,502
11/30/96    $11,811            -       $13,299         $11,217        $12,148
12/31/96    $11,685            -       $13,035         $11,075        $11,956
 1/31/97    $11,892            -       $13,855         $10,690        $12,102
 2/28/97    $11,902            -       $13,959         $10,868        $12,243
 3/31/97    $11,478            -       $13,385         $10,910        $12,003
 4/30/97    $11,567            -       $14,190         $10,970        $12,398
 5/31/97    $12,513            -       $15,044         $11,687        $13,165
 6/30/97    $12,966            -       $15,720         $12,334        $13,824
 7/31/97    $13,587            -       $16,972         $12,536        $14,462
 8/31/97    $13,126            -       $16,022         $11,602        $13,497
 9/30/97    $13,808            -       $16,897         $12,255        $14,233
10/31/97    $13,083            -       $16,338         $11,316        $13,486
11/30/97    $13,414            -       $17,090         $11,203        $13,726
12/31/97    $13,655            -       $17,383         $11,303        $13,896
 1/31/98    $13,811            -       $17,581         $11,823        $14,285
 2/28/98    $14,992            -       $18,843         $12,584        $15,254
 3/31/98    $15,827            -       $19,806         $12,974        $15,900
 4/30/98    $15,872            -       $20,011         $13,080        $16,058
 5/31/98    $15,627            -       $19,659         $13,020        $15,859
 6/30/98    $15,916            -       $20,460         $13,121        $16,238
 7/31/98    $15,760            -       $20,247         $13,257        $16,214
 8/31/98    $13,399      $12,999       $17,320         $11,617        $14,054


Performance                                         Class A  Class B  Class C
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                               2.3%     2.1%     2.0%
Life of Fund+                                         11.3     11.0     10.0
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                              -3.6%    -2.8%     1.0%
Life of Fund+                                          9.0      9.9     10.0

+Inception Dates - Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95


 *Source: Towers Data Systems, Bethesda, MD. Investment operations commenced
  9/18/95. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The performance chart above compares the total return of the Fund's Class A and B shares with that of three broad-based securities market indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East Index (EAFE) - a broad-based index of common stocks traded in foreign markets, and the Morgan Stanley Capital International World Index - a broad-based index of global common stocks. With this report, we are establishing the MSCI World Index as the Fund's comparative benchmark. We believe that the new Index provides a more representative benchmark of global market performance than the Fund's former benchmarks. In accordance with Security and Exchange Commission regulations, we are including the former benchmarks as well in this report. An investment in the Fund's Class C shares on 11/30/95 at net asset value would have been worth $12,945 on August 31, 1998. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in the Indices.

  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. .
**This figure represents the performance of the Fund's Class B shares, including the applicable CDSC.

Eaton Vance Information Age Fund as of August 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1998
Assets
--------------------------------------------------------------------------------------
Investment in Information Age Portfolio, at value
      (identified cost, $43,109,820)                                      $45,168,209
Receivable for Fund shares sold                                                72,877
Tax reclaim receivable                                                         22,184
Deferred organization expenses                                                 54,171
--------------------------------------------------------------------------------------
Total assets                                                              $45,317,441
--------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                          $   118,051
Other accrued expenses                                                         75,374
--------------------------------------------------------------------------------------
Total liabilities                                                         $   193,425
--------------------------------------------------------------------------------------
Net Assets                                                                $45,124,016
--------------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------------
Paid-in capital                                                           $40,723,291
Accumulated undistributed net realized gain on investments
      from Porfolio (computed on the basis of identified cost)              2,342,336
Net unrealized appreciation of investments from Portfolio (computed on
      the basis of identified cost)                                         2,058,389
--------------------------------------------------------------------------------------
Total                                                                     $45,124,016
--------------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------------
Net Assets                                                                $12,262,736
Shares Outstanding                                                          1,047,023
Net Asset Value and Redemption Price Per Share
      (Net assets / shares of beneficial interest outstanding)            $     11.71
Maximum Offering Price Per Share
      (100 / 94.25 of $11.71)                                             $     12.42
--------------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------------
Net Assets                                                                $30,330,669
Shares Outstanding                                                          2,520,737
Net Asset Value, Offering Price and Redemption Price Per Share
      (Net assets / shares of beneficial interest outstanding)            $     12.03
--------------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------------
Net Assets                                                                $ 2,530,611
Shares Outstanding                                                            215,871
Net Asset Value and Redemption Price Per Share
      (Net assets / shares of beneficial interest outstanding)            $     11.72
--------------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.


Statement of Operations

For the Year Ended
August 31, 1998
Investment Income
--------------------------------------------------------------------------------------
Dividends allocated from Portfolio
      (net of foreign taxes, $58,523)                                     $   577,255
Interest allocated from Portfolio                                             140,448
Expenses allocated from Portfolio                                            (694,773)
--------------------------------------------------------------------------------------
Net investment income from Portfolio                                      $    22,930
--------------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------------
Management fee                                                            $   121,096
Trustees fees and expenses                                                      1,015
Distribution and service fees
      Class A                                                                  67,985
      Class B                                                                 300,083
      Class C                                                                  25,467
Transfer and dividend disbursing agent fees                                   105,641
Registration fees                                                              43,397
Legal and accounting services                                                  28,167
Amortization of organization expenses                                          25,889
Printing and postage                                                           19,891
Custodian fee                                                                   8,487
--------------------------------------------------------------------------------------
Miscellaneous                                                                  11,490
--------------------------------------------------------------------------------------
Total expenses                                                            $   758,608
--------------------------------------------------------------------------------------

Net investment loss                                                       $  (735,678)
--------------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------------
Net realized gain (loss) --
      Investment transactions (identified cost basis)                     $ 4,899,387
      Foreign currency transactions and forward foreign currency
           exchange contracts                                                 (82,864)
--------------------------------------------------------------------------------------
Net realized gain                                                         $ 4,816,523
--------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
      Investments                                                         $(3,470,191)
      Foreign currency and forward foreign currency exchange contracts         (5,484)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                      $(3,475,675)
--------------------------------------------------------------------------------------

Net realized and unrealized gain                                          $ 1,340,848
--------------------------------------------------------------------------------------

Net increase in net assets from operations                                $   605,170
--------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Information Age Fund as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                                    Year Ended       Year Ended
in Net Assets                                     August 31, 1998  August 31, 1997
----------------------------------------------------------------------------------
From operations --
      Net investment loss                           $   (735,678)    $   (427,774)
      Net realized gain                                4,816,523        2,892,020
      Net change in unrealized
           appreciation (depreciation)                (3,475,675)       2,299,858
----------------------------------------------------------------------------------
Net increase in net assets from operations          $    605,170     $  4,764,104
----------------------------------------------------------------------------------
Distributions to shareholders --
      From net realized gain
           Class A                                  $   (552,894)    $         --
           Class B                                    (1,244,963)      (2,278,431)
           Class C                                      (102,337)              --
----------------------------------------------------------------------------------
Total distributions to shareholders                 $ (1,900,194)    $ (2,278,431)
----------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
      Proceeds from sale of shares
           Class A                                  $  8,682,876     $         --
           Class B                                     7,304,479        8,573,846
           Class C                                     1,093,920               --
      Issued in reorganization of EV Traditional
           and Classic Information
           Age Funds
           Class A                                    12,492,459               --
           Class C                                     2,147,859               --
      Net asset value of shares issued to
           shareholders in payment of
           distributions declared
           Class A                                       528,077               --
           Class B                                     1,150,455        2,073,164
           Class C                                        95,882               --
      Cost of shares redeemed
           Class A                                    (9,182,708)              --
           Class B                                    (6,235,093)      (5,896,343)
           Class C                                      (695,984)              --
----------------------------------------------------------------------------------
Net increase in net assets from Fund share
      transactions                                  $ 17,382,222     $  4,750,667
----------------------------------------------------------------------------------

Net increase in net assets                          $ 16,087,198     $  7,236,340
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
At beginning of year                                $ 29,036,818     $ 21,800,478
----------------------------------------------------------------------------------
At end of year                                      $ 45,124,016     $ 29,036,818
----------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Information Age Fund as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                      Year Ended August 31,
                                                            ---------------------------------------------------------------------
                                                                             1998                        1997      1996/(1)(2)/
                                                            ---------------------------------------     -------------------------
                                                             Class A       Class B         Class C      Class B     Class B
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                        $11.970      $ 12.310        $12.020       $11.040     $10.000
---------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                          $(0.156)     $ (0.210)       $(0.205)      $(0.178)    $(0.134)
Net realized and unrealized gain                               0.431         0.465          0.440         2.490       1.174
---------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                 $ 0.275      $  0.255        $ 0.235       $ 2.312     $ 1.040
---------------------------------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                       $(0.535)     $ (0.535)       $(0.535)      $(1.042)    $    --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $(0.535)     $ (0.535)       $(0.535)      $(1.042)    $    --
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                               $11.710      $ 12.030        $11.720       $12.310     $11.040
---------------------------------------------------------------------------------------------------------------------------------

Total Return/(4)/                                               2.32%         2.08%          1.96%        20.79%      10.40%
---------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                      $12,263      $ 30,331        $ 2,531       $29,037     $21,800
Ratios (As a percentage of average daily net assets):
      Expenses/(5)/                                             2.68%         3.12%          3.20%         3.19%       2.96%/(3)/
      Net investment loss                                      (1.20)%       (1.64)%        (1.72)%       (1.67)%     (1.34)%/(3)/
---------------------------------------------------------------------------------------------------------------------------------

/(1)/For the period from the start of business, September 18, 1995, to August
     31, 1996.
/(2)/Net investment income per share was computed using average shares outstanding.
/(3)/Annualized.
/(4)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(5)/Includes the Fund's share of its Portfolio's allocated expenses.


                        See notes to financial statements

Eaton Vance Information Age Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS


1     Significant Accounting Policies
      --------------------------------------------------------------------------
      Eaton Vance Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the "Trust"). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at the net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (84.3% at August 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      B Income -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

      D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

      E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2     Distributions to Shareholders
      --------------------------------------------------------------------------
      It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

      Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date.

      The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3     Management Fee and Other Transactions with Affiliates
      --------------------------------------------------------------------------
      The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee

Eaton Vance Information Age Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


      is based on a percentage of average daily net assets. For the year ended August 31, 1998, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $121,096. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

      Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $7,960 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 1998.

4     Shares of Beneficial Interest
      --------------------------------------------------------------------------
      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:

                                                                Year Ended
      Class A                                                   August 31, 1998
      --------------------------------------------------------------------------
      Sales                                                             639,018
      Issued to shareholders electing to receive payment of
       distribution in Fund shares                                       45,288
      Redemptions                                                      (681,009)
      Issued to EV Traditional Information
         Age Shareholders                                             1,043,726
      --------------------------------------------------------------------------
        Net increase                                                  1,047,023
      --------------------------------------------------------------------------


                                             Year Ended          Year Ended
      Class B                                August 31, 1998     August 31, 1997
      --------------------------------------------------------------------------
      Sales                                          534,973            703,921
      Issued to shareholders
        electing to receive
        payment of distribution
        in Fund shares                                95,519            165,596
        Redemptions                                 (467,788)          (485,972)
      --------------------------------------------------------------------------
        Net increase                                 162,704            383,545
      --------------------------------------------------------------------------

                                                                 Year Ended
      Class C                                                    August 31, 1998
      --------------------------------------------------------------------------
      Sales                                                              82,330
      Issued to shareholders electing to receive payment of
        distribution in Fund shares                                       8,195
      Redemptions                                                       (53,285)
      Issued to EV Classic Information
         Age Shareholders                                               178,631
      --------------------------------------------------------------------------
        Net increase                                                    215,871
      --------------------------------------------------------------------------

5     Distribution Plan
      --------------------------------------------------------------------------
      The Fund has adopted distribution plans (Class A Plan, Class B Plan, Class C Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

      The Class A Plan provides for the payment of a monthly distribution fee to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), in an amount equal to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year.

      The Class B and Class C Plans provides for the payment of a monthly distribution fee to EVD at an annual rate not to exceed 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class.

      The Fund paid or accrued $43,329, $242,002, and $19,100 for Class A, Class B, and Class C shares, respectively, to or payable to EVD for the year ended August 31, 1998,

Eaton Vance Information Age Fund as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


      representing 0.32%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B, and Class C shares, respectively. At August 31, 1998, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $947,000 and $161,000 for Class B and Class C shares, respectively.

      In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 1998 amounted to $24,656, $58,081, and $6,367 for Class A, Class B, and Class C shares, respectively.

      Certain officers and Trustees of the Fund are officers or directors of EVD.

6     Contingent Deferred Sales Charge
      --------------------------------------------------------------------------
      A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC is imposed on certain Class C shares redeemed within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See
      Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $117,000 and $2,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended August 31, 1998.

7     Investment Transactions
      --------------------------------------------------------------------------
      Increases and decreases in the Fund's investment in the Portfolio aggregated $19,165,878 and $18,142,784, for the year ended August 31, 1998.

8     Transfer of Net Assets
      --------------------------------------------------------------------------
      On September 1, 1997, EV Marathon Information Age Fund acquired the net assets of the EV Traditional Information Age Fund and EV Classic Information Age Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Marathon Information Age Fund, at the closing, issued 1,043,726 Class A shares and 178,631 Class C shares of the Fund having an aggregate value of $12,492,459 and $2,147,859, respectively. As a result, the Fund issued one Class A share and one Class C share for each share of EV Traditional Information Age Fund and EV Classic Information Age Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Traditional Information Age Fund's and EV Classic Information Age Fund's net assets at the date of the transaction were $12,492,459 and $2,147,859, respectively, including $1,702,572 and $241,938 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Information Age Fund (formerly "EV Marathon Information Age Fund") were $43,677,136 with a net asset value of $11.97, $12.31 and $12.02 for Class A, Class B, and Class C, respectively.

9     Name Change
      --------------------------------------------------------------------------
      Effective September 1, 1997, EV Marathon Information Age Fund changed its name to Eaton Vance Information Age Fund.

Eaton Vance Information Age Fund as of August 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Shareholders
of Eaton Vance Information Age Fund:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Information Age Fund (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of three periods then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

                                                   PricewaterhouseCoopers LLP
                                                   Boston, Massachusetts
                                                   October 2, 1998

Information Age Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)


Common Stocks -- 88.6%

Security                                               Shares         Value
--------------------------------------------------------------------------------

Advertising -- 3.3%
--------------------------------------------------------------------------------
Catalina Marketing Corp./(1)/                             10,000      $  420,625
Omnicom Group, Inc.                                       18,000         857,250
Young and Rubicam, Inc./(1)/                              15,000         458,438
--------------------------------------------------------------------------------
                                                                      $1,736,313
--------------------------------------------------------------------------------


Aerospace and Defense -- 1.6%
--------------------------------------------------------------------------------
General Motors Corp., Class H                             24,000      $  867,000
--------------------------------------------------------------------------------
                                                                      $  867,000
--------------------------------------------------------------------------------


Broadcasting and Cable -- 10.9%
--------------------------------------------------------------------------------
Cable and Wireless Communications/(1)(2)/                100,000      $  881,158
Comcast Corp., Class A                                    18,000         672,750
Cox Communications, Inc., Class A/(1)/                    20,000         840,000
Granada Group PLC/(2)/                                    70,000         930,792
Liberty Media Group, Class A/(1)/                         10,000         326,875
MediaOne Group, Inc./(1)/                                  8,000         328,000
Mediaset Spa/(2)/                                        140,000         794,329
Tele-Communications, Inc., Ser. A/(1)/                     5,000         165,000
TV Francaise/(2)/                                          6,100         904,240
--------------------------------------------------------------------------------
                                                                      $5,843,144
--------------------------------------------------------------------------------


Business Services - Miscellaneous -- 3.2%
--------------------------------------------------------------------------------
Galileo International, Inc.                               20,000      $  653,750
Half (Robert) International, Inc./(1)/                     6,000         288,000
Pittston Brink's Group                                    25,000         784,375
--------------------------------------------------------------------------------
                                                                      $1,726,125
--------------------------------------------------------------------------------


Communications Services -- 14.7%
--------------------------------------------------------------------------------
Ameritech Corp.                                            8,000      $  377,000
Bezek/(2)/                                               250,000         748,889
British Telecommunications PLC/(2)/                      125,000       1,705,619
City Telecom (HK) Ltd./(2)/                            2,000,000          64,523
Energis/(1)(2)/                                           75,000       1,047,581
GTE Corp.                                                 19,000         950,000
SBC Communications, Inc.                                  20,000         760,000
Telecom Italia Spa/(2)/                                  350,000       1,738,827
Videsh Sanchar Nigam Ltd., GDR/(1)(2)/                    50,000         487,500
--------------------------------------------------------------------------------
                                                                      $7,879,939
--------------------------------------------------------------------------------


Computer Software -- 7.2%
--------------------------------------------------------------------------------
Computer Associates International, Inc.                   15,000      $  405,000
Documentum, Inc./(1)/                                     24,000         858,000
Emultek, Ltd./(1)/                                        46,700          99,238
J.D. Edwards, Inc./(1)/                                   20,000         810,000
Misys PLC/(2)/                                            21,000         945,464
Oracle Corp./(1)/                                         20,000         398,750
Platinum Technology, Inc./(1)/                            15,000         281,250
Sendit AB/(1)(2)/                                          3,600          69,201
--------------------------------------------------------------------------------
                                                                      $3,866,903
--------------------------------------------------------------------------------


Computers and Business Equipment -- 3.8%
--------------------------------------------------------------------------------
EMC Corp./(1)/                                             5,000      $  225,938
Lexmark International Group, Inc./(1)/                    15,000         908,438
Xerox Corp.                                               10,000         878,125
--------------------------------------------------------------------------------
                                                                      $2,012,501
--------------------------------------------------------------------------------


Drugs -- 1.5%
--------------------------------------------------------------------------------
Genzyme Corp., Class A/(1)/                               10,000      $  270,000
Quintiles Transnational Corp./(1)/                        15,000         536,250
--------------------------------------------------------------------------------
                                                                      $  806,250
--------------------------------------------------------------------------------


Electrical Equipment -- 1.8%
--------------------------------------------------------------------------------
Matsushita Communication Industrial Co./(2)/              28,000      $  944,066
--------------------------------------------------------------------------------
                                                                      $  944,066
--------------------------------------------------------------------------------


Electronics - Instruments -- 3.3%
--------------------------------------------------------------------------------
Avimo Group Ltd./(2)/                                    400,000      $  428,652
Dae Duck Electronics, Co./(2)/                             3,300         167,964
Philips Electronics/(2)/                                  15,000         981,227
Sam Young Electronics Co./(2)/                            33,400         184,500
--------------------------------------------------------------------------------
                                                                      $1,762,343
--------------------------------------------------------------------------------


Electronics - Semiconductors -- 3.7%
--------------------------------------------------------------------------------
Alcatel Alsthom/(2)/                                       5,000      $  809,871
Analog Devices, Inc./(1)/                                 50,000         703,125
Micron Technology, Inc.                                   20,000         455,000
--------------------------------------------------------------------------------
                                                                      $1,967,996
--------------------------------------------------------------------------------


Entertainment -- 1.7%
--------------------------------------------------------------------------------
Sony Corp./(2)/                                            5,000      $  365,914


                       See notes to financial statements

Information Age Portfolio as of August 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)



Security                                               Shares        Value
--------------------------------------------------------------------------------

Entertainment (continued)
--------------------------------------------------------------------------------
Time Warner, Inc.                                         7,000      $   562,625
--------------------------------------------------------------------------------
                                                                     $   928,539
--------------------------------------------------------------------------------

Information Services -- 12.8%
--------------------------------------------------------------------------------
Acxiom Corp.                                             40,000      $   802,500
Automatic Data Processing, Inc.                          13,000          828,750
Azlan Group PLC/(1)(2)/                                 800,000          643,891
Equant NV/(2)/                                           25,000        1,043,080
Formula Systems (1985), Ltd. ADR/(1)/                    20,000          490,000
Forsoft Ltd./(1)/                                        23,000          345,000
Gartner Group, Inc., Class A/(1)/                        32,000          740,000
HBO and Co.                                              10,000          212,500
Micro Focus Group PLC/(1)(2)/                            75,000          446,448
Reynolds & Reynolds, Inc., Class A                       20,000          252,500
SunGard Data Systems, Inc./(1)/                          33,000        1,045,688
--------------------------------------------------------------------------------
                                                                     $ 6,850,357
--------------------------------------------------------------------------------

Investment Services -- 3.1%
--------------------------------------------------------------------------------
E*Trade Group, Inc./(1)/                                 24,000      $   399,000
Raymond James Financial Corp.                            30,000          515,625
Schwab (Charles) and Co., Inc.                           25,000          746,875
--------------------------------------------------------------------------------
                                                                     $ 1,661,500
--------------------------------------------------------------------------------

Medical Products -- 0.3%
--------------------------------------------------------------------------------
Cytyc Corp./(1)/                                         20,000      $   160,000
--------------------------------------------------------------------------------
                                                                     $   160,000
--------------------------------------------------------------------------------

Printing and Business Products -- 1.2%
--------------------------------------------------------------------------------
Valassis Communications, Inc./(1)/                       22,000      $   655,875
--------------------------------------------------------------------------------
                                                                     $   655,875
--------------------------------------------------------------------------------

Publishing -- 12.5%
--------------------------------------------------------------------------------
Central Newspapers, Inc., Class A                         5,000      $   310,000
Dow Jones & Co., Inc.                                     8,000          398,500
E.W. Scripps Co.                                         10,000          471,875
McGraw-Hill Companies, Inc. (The)                         4,000          305,000
New York Times Co.                                       23,000          667,000
News Corp. Ltd./(2)/                                    150,394          918,727
Pearson PLC/(2)/                                        105,000        1,748,315
Poligrafici Editoriale Spa/(2)/                         325,000          801,892
Springer Alex Verlag AG/(2)/                                800          491,440
Times Mirror Co., Class A                                10,000          571,875
--------------------------------------------------------------------------------
                                                                     $ 6,684,624
--------------------------------------------------------------------------------

Telephone Utilities -- 2.0%
--------------------------------------------------------------------------------
Securicor PLC/(2)/                                      125,000      $ 1,085,727
--------------------------------------------------------------------------------
                                                                     $ 1,085,727
--------------------------------------------------------------------------------

Total Common Stocks
      (identified cost $44,937,604)                                  $47,439,202
--------------------------------------------------------------------------------

Rights -- 0.0%


Security                                               Shares        Value
--------------------------------------------------------------------------------
Samsung Electronics/(1)(2)/, 0.00%, 1/1/80                1,384      $    16,159
--------------------------------------------------------------------------------

Total Rights
      (identified cost $0)                                           $    16,159
--------------------------------------------------------------------------------

Mortgage Pass-Throughs -- 5.5%

                                                    Principal
                                                    Amount
Security                                            (000's omitted)  Value
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
      5.70%, 9/1/98                                 $     2,946      $ 2,946,000
--------------------------------------------------------------------------------

Total Mortgage Pass-Throughs
      (identified cost $2,946,000)                                   $ 2,946,000
--------------------------------------------------------------------------------

Total Investments -- 94.1%
      (identified cost $47,883,604)                                  $50,401,361
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 5.9%                               $ 3,154,986
--------------------------------------------------------------------------------


Net Assets -- 100%                                                   $53,556,347
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
/(1)/Non-income producing security.
/(2)/Foreign security.


                       See notes to financial statements

Information Age Portfolio as of August 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1998
(Expressed in United States Dollars)
Assets
----------------------------------------------------------------------------------------
Investments, at value (identified cost, $47,883,604)                      $ 50,401,361
Cash                                                                               683
Foreign currency, at value
      (identified cost, $2,729)                                                  2,729
Receivable for investments sold                                              3,680,843
Dividends and interest receivable                                               79,857
Deferred organization expenses                                                   2,715
----------------------------------------------------------------------------------------
Total assets                                                              $ 54,168,188
----------------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased                                         $    539,224
Payable for open forward foreign exchange currency contracts                    21,264
Other accrued expenses                                                          51,353
----------------------------------------------------------------------------------------
Total liabilities                                                         $    611,841
----------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                 $ 53,556,347
----------------------------------------------------------------------------------------

Sources of Net Assets
----------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                   $ 51,043,294
Net unrealized appreciation (computed on the basis of identified cost)       2,513,053
----------------------------------------------------------------------------------------
Total                                                                     $ 53,556,347
----------------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
August 31, 1998
(Expressed in United States Dollars)
Investment Income
----------------------------------------------------------------------------------------
Dividends (net of foreign taxes, $69,824)                                 $    665,794
Interest                                                                       167,605
----------------------------------------------------------------------------------------
Total investment income                                                   $    833,399
----------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------
Investment adviser fee                                                    $    432,808
Administration fee                                                             144,501
Trustees fees and expenses                                                      13,176
Custodian fee                                                                  208,872
Legal and accounting services                                                   24,794
Amortization of organization expenses                                            1,248
Miscellaneous                                                                    3,393
----------------------------------------------------------------------------------------
Total expenses                                                            $    828,792
----------------------------------------------------------------------------------------

Net investment income                                                     $      4,607
----------------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
----------------------------------------------------------------------------------------
Net realized gain (loss) --
      Investment transactions (identified cost basis)                     $  5,969,260
      Foreign currency transactions and forward foreign currency
           exchange contracts                                                  (99,004)
----------------------------------------------------------------------------------------
Net realized gain                                                         $  5,870,256
----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
      Investments (identified cost basis)                                 $ (4,212,723)
      Foreign currency and forward foreign currency exchange contracts          (6,807)
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                      $ (4,219,530)
----------------------------------------------------------------------------------------

Net realized and unrealized gain                                          $  1,650,726
----------------------------------------------------------------------------------------

Net increase in net assets from operations                                $  1,655,333
----------------------------------------------------------------------------------------

                       See notes to financial statements

Information Age Portfolio  as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets (Expressed in United States Dollars)


Increase (Decrease)                         Year Ended         Year Ended
in Net Assets                               August 31, 1998    August 31, 1997
--------------------------------------------------------------------------------
From operations --
      Net investment income (loss)            $      4,607     $    (19,786)
      Net realized gain                          5,870,256        5,605,068
      Net change in unrealized
           appreciation (depreciation)          (4,219,530)       4,259,017
--------------------------------------------------------------------------------
Net increase in net assets from operations
                                              $  1,655,333     $  9,844,299
--------------------------------------------------------------------------------
Capital transactions --
      Contributions                           $ 23,294,915     $ 19,061,455
      Withdrawals                              (22,767,845)     (20,235,195)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
      capital transactions                    $    527,070     $ (1,173,740)
--------------------------------------------------------------------------------

Net increase in net assets                    $  2,182,403     $  8,670,559
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                          $ 51,373,944     $ 42,703,385
--------------------------------------------------------------------------------
At end of year                                $ 53,556,347     $ 51,373,944
--------------------------------------------------------------------------------

                      See notes to financial statements

Information Age Portfolio as of August 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data (Expressed in United States Dollars)

                                                              Year Ended August 31,
                                                  ------------------------------------------------
                                                   1998               1997              1996/(1)/
-----------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------
Expenses                                           1.44%               1.48%            1.52%/(2)/
Net investment income (loss)                       0.01%              (0.04)%           0.07%/(2)/
Portfolio Turnover                                  157%                160%             115%
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)         $53,556             $51,374          $42,703
-----------------------------------------------------------------------------------------------------

/(1)/ For the period from the start of business, September 18, 1995, to
      August 31, 1996.
/(2)/ Annualized.

                       See notes to financial statements

Information Age Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS

(Expressed in United States Dollars)


1 Significant Accounting Policies
  -----------------------------------------------------------------------------
  Information Age Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio which was organized as a trust under the laws of the State of New York on September 1, 1992 seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

  C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  E Options on Financial Futures -- Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending upon whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net

Information Age Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

(Expressed in United States Dollars)


  realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

  G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

  H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I Other -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.


2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM (the Advisers), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1998, the adviser fee was 0.75% of average net assets for such period and amounted to $432,808. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1998, the administration fee was 0.25% of average net assets for such period and amounted to $144,501. Except as to the Trustees of the Portfolio who are not members of the Advisers, or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

  Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1998, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

3 Investment Transactions
  ------------------------------------------------------------------------------
  Purchase and sales of investments, other than short-term obligations and purchased option transactions, aggregated $85,568,457 and $89,085,389, respectively.

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1998, are as follows:


  Aggregate cost                                                 $   47,959,810
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                  $    7,053,723
  Gross unrealized depreciation                                      (4,612,172)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                    $    2,441,551
  ------------------------------------------------------------------------------

Information Age Portfolio as of August 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

(Expressed in United States Dollars)


5 Risks Associated with Foreign Investments
  ------------------------------------------------------------------------------
  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at August 31, 1998 is as follows:

  Forward Foreign Currency Exchange Contracts

  Sales
--------------------------------------------------------------------------------

                                                                 Net Unrealized
  Settlement                                  In Exchange For    Appreciation
  Date                   Deliver              (in U.S. dollars)  (Depreciation)
--------------------------------------------------------------------------------
  9/1/98                 Australian Dollar
                         849,977                    $   478,622      $  (7,104)
--------------------------------------------------------------------------------
  9/3/98                 Great British Pound
                         483,494                        796,411        (14,180)
--------------------------------------------------------------------------------
  9/1/98                 Hong Kong Dollar
                         920,943                        118,817             20
--------------------------------------------------------------------------------
                                                     $1,393,850       $(21,264)
--------------------------------------------------------------------------------

7 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 1998.

Information Age Portfolio as of August 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Shareholders of
Information Age Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Information Age Portfolio, as of August 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary data for each of the periods indicated therein. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Information Age Portfolio at August 31, 1998, and the results of its operations for the year then ended, and changes in its net assets and supplementary data for each of the periods indicated therein, in conformity with United States generally accepted accounting principles.


                                                   PricewaterhouseCoopers LLP
                                                   Chartered Accountants
                                                   Toronto, Canada
                                                   October 2, 1998

Eaton Vance Information Age Fund as of August 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Information Age Fund

          Officers                            Independent Trustees
          James B. Hawkes                     Donald R. Dwight
          President and Trustee               President, Dwight Partners, Inc.

          M. Dozier Gardner                   Samuel L. Hayes, III
          Vice President                      Jacob H. Schiff Professor of Investment Banking,
                                              Harvard University Graduate School of
          William D. Burt                     Business Administration
          Vice President
                                              Norton H. Reamer
          Barclay Tittmann                    Chairman and Chief Executive Officer,
          Vice President                      United Asset Management Corporation

          James L. O'Connor                   John L. Thorndike
          Treasurer                           Formerly Director, Fiduciary Company Incorporated

          Alan R. Dynner                      Jack L. Treynor
          Secretary                           Investment Adviser and Consultant

Information Age Portfolio

          Officers                            Independent Trustees
          James B. Hawkes                     Hon. Edward K.Y. Chen
          President and Trustee               Professor and Director, Center for Asian Studies,
                                              University of Hong Kong
          Michel Normandeau
          Vice President                      Donald R. Dwight
                                              President, Dwight Partners, Inc.
          Raymond O'Neill
          Vice President                      Samuel L. Hayes, III
                                              Jacob H. Schiff Professor of Investment Banking,
          Duncan W. Richardson                Harvard University Graduate School of
          Vice President and                  Business Administration
          Co-Portfolio Manager
                                              Norton H. Reamer
          Hon. Robert Lloyd George            Chairman and Chief Executive Officer,
          Vice President, Trustee and         United Asset Management Corporation
          Co-Portfolio Manager
                                              John L. Thorndike
          James L. O'Connor                   Formerly Director, Fiduciary Company Incorporated
          Treasurer
                                              Jack L. Treynor
          Alan R. Dynner                      Investment Adviser and Consultant
          Secretary

Sponsor and Manager of Eaton Vance Information Age
Fund and Administrator of Information Age Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Co-Advisor of Information Age Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group, Inc.
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122


Independent Auditors
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109




Eaton Vance Information Age Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                     IASRC-10/98